UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2006

Sentigen Holding Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-18700	13-3570672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

445 Marshall Street, Phillipsburg, New Jersey		08865
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(908) 454-7774

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 8, 2006, Sentigen Holding Corp. (the "Company") announced the issuance of U.S. Patent No. 7,049,076 entitled "Method for Assaying Protein-Protein Interaction," covering the core methods underlying the Company’s Tango(TM) Assay System. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of Sentigen Holding Corp. issued on June 8, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sentigen Holding Corp.

June 8, 2006	By:	/s/ G. Scott Segler

Name: G. Scott Segler
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Sentigen Holding Corp. issued on June 8, 2006.